SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported): November 6, 2003

ICN Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone
number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 6, 2003

Item 12. Results of Operations and Financial Condition.

On November 6, 2003, ICN Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the financial results of its third fiscal quarter ended September 30, 2003. A copy is attached to this report as Exhibit 99.1.

On November 6, 2003, the Company held a conference call to discuss the financial results of its third fiscal quarter ended September 30, 2003. During such conference call, the Company disclosed the capital expenditures and interest expenses incurred for the three months and the nine months ended September 30, 2003 and 2002, as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

(in thousands)	2003	2002	2003	2002

Capital expenditures	$2,859	$3,706	$9,241	$13,595

Interest expense	7,871	9,189	23,892	34,381

     The information in this Current Report on Form 8-K, including the exhibits, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ICN Pharmaceuticals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2003		ICN PHARMACEUTICALS, INC.

	By:	/s/ Robert W. O’Leary

Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 6, 2003